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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

[ ]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[X]
Soliciting Material Pursuant to Section 240.14a-12

ASSOCIATES FIRST CAPITAL CORPORATION
__________________________________________________________________________________(Name of Registrant as Specified In Its Charter)

__________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]
No fee required.

[ ]
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)
Title of each class of securities to which transaction
applies:

__________________________________________________________________________________

2)
Aggregate number of securities to which transaction
applies:

__________________________________________________________________________________

3)
Per unit price or other underlying value of
transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing
fee is calculated and state how it was determined):

__________________________________________________________________________________

4)
Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)
Total fee paid:

__________________________________________________________________________________

[ ]
Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

__________________________________________________________________________________

2)
Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)
Filing Party:

___________________________________________________________________________________

4)
Date Filed:

___________________________________________________________________________________

Filed by Associates First Capital Corporation

pursuant to Rule 14a-12 under the Securities

Exchange Act of 1934 in respect of Associates

First Capital Corporation (SEC file no. 2-44197)

Frequently Asked Questions (FAQs) These questions provide some basic background on the merger of The Associates with Citigroup. We will add more information as it becomes available.

1. Why has the decision been made to sell the company?

The decision was made in the best interests of Associates shareholders, customers and employees. The stock that our shareholders will receive will represent ownership in the world's premier broad-based financial services company. Our customers benefit from the diversified product range of a global financial services business and the blending of two dynamic organizations will provide exciting career opportunities for Associates employees to explore.

2. When do we expect the merger to close?

The Associates and Citigroup anticipate the closing to occur by the end of this year.

3. Is the price of the transaction set, or will it be set at closing?

Each outstanding share of Associates common stock will be converted to .7334 share of Citigroup stock. What we don't yet know, however, is the price of
Citigroup stock on the day the merger is finalized. That closing price will determine the actual purchase price.

4. How and when will integration decisions be made?

We will be assembling a team of employees from both organizations that will be working together on all integration activities. Over the coming weeks, we anticipate an announcement identifying the integration team and a high-level schedule of events. This process will follow a very thoughtful and logical path. Your patience and efforts to remain focused on keeping our operations running smoothly as these answers become available are both important and appreciated.

5. What happens to my Associates benefits?

All your Associates benefits will remain unchanged until the merger closes. We are currently undergoing a joint review of employee benefit plans in order to coordinate the benefits to be provided after the closing and to ensure an orderly transition and the appropriate retention of employees.

6. May I still exercise my vested stock options?

Yes. If you currently have stock options that have already vested or will vest between now and the time the merger closes, then you may exercise them as soon as they vest or any time thereafter, prior to the end of the option term. Until the merger closes, you may exercise Associates options. After the merger closes, your
Associates options will convert to Citigroup options. Use the exercise form included in your options award packet. If you need a new form, contact your Human
Resources representative. The normal terms of your stock option agreement apply.

7. What happens to my stock options when the merger closes?

When the merger closes, each of your outstanding Associates stock options will be converted into an option to purchase .7334 of a share of Citigroup stock. The total number of shares will be rounded to the nearest whole number. For example:

Let's say you currently have 50 Associates stock options. Here's how you would calculate how many Citigroup options you will have in your account after they are converted:

(# Associates options you hold) x (.7334) = # Citigroup options [rounded to nearest whole number]

50 Associates Options x .7334 = 37 Citigroup options

The exercise price will also be proportionately adjusted to reflect the exchange rate. The calculation is done by dividing the original exercise price (see your options package) by .7334 and rounding to the nearest whole cent. The following matrix illustrates how this works:

Grant Year
Original Exercise
Price
/Exchange
Rate
= New Exercise
Price

1996
$14.50
/.7334
= $19.77

1997
$21.625
/ .7334
= $29.49

1998
$35.3125
/ .7334
= $48.15

1999
$42.25
/ .7334
= $57.61

2000
$26.5625
/.7334
= $36.22

8. What will happen to the Discounted Employee Stock Purchase Plan?

Though the DESPP is no longer enrolling new members, the program will continue through the third quarter of this year. If you currently participate, here's what will happen after the quarter ends. On Oct. 2, your contributions through the third quarter of 2000 will be used to purchase shares of Associates stock at a 15%
discount below the lower of the closing price on either the first or last trading day of the quarter. Remember, all local tax laws apply. After the merger closes, any stock in your DESPP account will be automatically converted to Citigroup stock at the exchange rate described above.

9. How will communications to Associates employees be handled over the coming months?

The official merger Web site, available via the Associates Online homepage, will house all topics, issues, questions and answers relating to the merger. You should review this site often for the latest updates, as information will be posted as soon as it becomes available. Printed and emailed documents repeating the
Web site content will be provided to employees without Web access. We are committed to providing you with as much information as we have, as quickly as we can.

10. Will I still have a job?

Integration teams from both Citigroup and The Associates will be working together closely in the weeks to come. As we chart a course for our future, we will quickly resolve all issues related to jobs and other human resource matters.

11. What if I am contacted by a representative of Citigroup or one of its affiliates?

We should anticipate that Citigroup will want to visit a number of our locations and meet with Associates employees on various transition matters. All such visits should be coordinated centrally. If you are contacted directly, please do not schedule any visits or provide information without contacting your manager.

12. What should I do if I am contacted by the media?

Please refer all calls to Associates Corporate Communications at 972-652-4522 or to Citigroup Corporate Communications at 212-559-9446.

13. Where can I go with additional questions?

Questions should be submitted through the merger Web site or through the merger hotline at 1-800-249-2180. International employees should submit questions through their HR representative. All questions will be reviewed, answered and posted on the Web site and in print materials as soon as possible. Additionally, employees are encouraged to consult with their managers on questions relating to the merger.

In connection with the proposed transaction, Associates will file a proxy statement with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement (when available)
and other documents filed by Associates with the SEC at the SEC's web site at www.sec.gov. Free copies of the proxy statement (when available) and Associates other filings with the
SEC may also be obtained from Associates. Free copies of Associates filings may be obtained by directing a request to Associates, attn. General Counsel, 250 E. Carpenter Freeway,
Irving, Texas 75062, 972-652-4000.

Associates and certain other persons referred to below may be deemed to be participants in the solicitations of proxies of Associates' shareholders to adopt the agreement providing for
Citigroup's acquisition of Associates. The participants in the solicitation may include the directors and executive officers of Associates, who may have an interest in the transaction including as a result of holding shares or options of Associates. A detailed list of the names and interests of Associates' directors and executive officers is contained in Associates proxy statement for its 2000 Annual Meeting, which may be obtained without charge at the SEC's web site at www.sec.gov.